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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):  OCTOBER 1, 1998



                               FORE SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)



         DELAWARE                     0-24156                25-1628117
(State or Other Jurisdiction        (Commission            (IRS Employer
     of Incorporation)              File Number)         Identification No.)



             1000 FORE DRIVE, WARRENDALE, PA           15086-7502
         (Address of Principal Executive Offices)      (Zip Code)



Registrant's telephone number, including area code:  724-742-4444





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Item 5.  Other Events.

         On October 1, 1998, FORE Systems, Inc. (the "Registrant") issued a press release announcing preliminary financial results for its second fiscal quarter ended September 30, 1998, a copy of which is attached hereto as Exhibit
99.1 and is incorporated herein in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)     Not applicable.

         (b)     Not applicable.

         (c) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:


                                                                    Exhibit
                   Description                                        No.
- -------------------------------------------------------            ---------
        Press release dated October 1, 1998                          99.1




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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FORE Systems, Inc.


Date:  October 1, 1998                       By: /s/ THOMAS J. GILL
                                             -----------------------------
                                             Thomas J. Gill
                                             President and Chief Executive
                                             Officer



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                                  EXHIBIT INDEX


 Exhibit
 Number                                      Description
- ---------                      ------------------------------------------
  99.1                            Press release dated October 1, 1998